AFL-CIO HOUSING INVESTMENT TRUST                                 AFL-CIO
PERFORMANCE                                                      HOUSING  [LOGO]
as of September 30, 2006                                      INVESTMENT
                                                                   TRUST
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The Trust seeks to provide competitive risk-adjusted returns to its benchmark, the Lehman Aggregate Bond Index. The Trust strives to achieve superior risk-adjusted performance by investing in assets that provide premium income, while maintaining a portfolio risk profile comparable to our benchmark. This combination of investment and risk management has enabled the Trust to compile a successful record of performance and to attract additional funds to manage from both new and current Participants.

The performance data shown on this web site represents past performance and does not mean that the Trust will achieve similar results in the future. The investment return and principal value of an investment in the Trust will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A Prospectus containing more complete information may be obtained from the Trust by contacting the Director of Marketing and Investor Relations. The Prospectus sets forth information about the Trust that an investor should read carefully before investing.

NET ASSET GROWTH

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           Net Asset Growth -September 30, 1996 to September 30, 2006

                                     HIT Net Asset Value
                                           (In Billions)

                           Sep-96                   1.33
                           Sep-97                   1.57
                           Sep-98                   1.96
                           Sep-99                   2.14
                           Sep-00                   2.36
                           Sep-01                   2.69
                           Sep-02                   3.27
                           Sep-03                   3.60
                           Sep-04                   3.68
                           Sep-05                   3.54
                           Sep-06                   3.65

      o The Trust is a fixed-income fund in which historically the main component of the Trust's performance is interest income on investments. Apart from deducting operating expenses, all Trust income is distributed monthly to Participants.

      o Average net assets increased by approximately 11.7% for the period September 30, 1996 to September 30, 2006.

      o Approximately 85% of distributions are automatically reinvested by the Trust's Participants.

ANNUAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                Annual Returns - Periods Ended September 30, 2006

                                 1 Year      3 Year       5 Year     10 Year
HIT Net Return                   3.88%       3.49%        5.03%       6.70%
Lehman Aggregate Bond Index      3.67%       3.38%        4.81%       6.42%

The performance data shown represent past performance, which is not a guarantee of future results. Investment returns and principal value will fluctuate, so that a Participant's units, when redeemed, may be worth more or less than their original cost.

VALUE GROWTH OF $50,000 INVESTED

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                        Value Growth of $50,000 Invested

                           Lehman Aggregate Bond Index        HIT Net
               Sep-96                50,000                   50,000
               Sep-97                54,857                   55,517
               Sep-98                61,171                   60,833
               Sep-99                60,948                   61,429
               Sep-00                65,208                   66,435
               Sep-01                73,654                   74,792
               Sep-02                79,986                   81,968
               Sep-03                84,313                   86,263
               Sep-04                87,414                   89,487
               Sep-05                89,858                   92,033
               Sep-06                93,156                   95,605

The chart shows the comparative value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

HIT Portfolio Allocation * - September 30, 2006

Construction and Permanent Mortgages                              3.12%
Multifamily Construction Mortgage-Backed Securities              10.06%
Multifamily Permanent Mortgage-Backed Securities                 47.13%
Cash and Cash Equivalents                                         1.92%
Short Term Intermediate Securities                                0.00%
US Treasury Securities                                            2.06%
Commercial MBS                                                    2.65%
Government Sponsored Enterprise Securities                        1.17%
Single Family Mortgage-Backed Securities                         31.58%
State Housing Finance Agency Securities                           0.31%
                                                                ------
                                                                100.00%

* Includes funded and unfunded commitments

o Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated "A" or better by Standard and Poor's. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.

o Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.

o State Housing Finance Agency Securities: The Trust invests in securities that are guaranteed or insured by a state or local housing finance agency ("A" rated or better or top tier by Standard and Poor's) and are backed by both construction and permanent loans for multifamily properties.

o Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.

o Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.